PHL VARIABLE ACCUMULATION ACCOUNT
                    Variable Accumulation Annuity Contracts
                                   issued by
                         PHL VARIABLE INSURANCE COMPANY


                                 101 Munson St.
                                  P.O. Box 910
                      Greenfield, Massachusetts 03102-0910
                            Telephone (800) 447-4312


                      Statement of Additional Information

    This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus, dated July 31, 1995, which is available without charge by contacting PHL Variable Insurance Company at the above address or at the above telephone number.

                                 July 31, 1995
                               -----------------
                               Table of Contents

                                                                            Page

Underwriter................................................................ B-2

Calculation of Yield and Return............................................ B-2

Calculation of Annuity Payments............................................ B-2

Experts.................................................................... B-3

Financial Statements....................................................... B-5

UNDERWRITER


    The offering of Contracts is made on a continuous basis by Phoenix Equity Planning Corporation ("PEPCO"), an affiliate of PHL Variable. For sales of variable annuity and variable life insurance contracts, PEPCO was paid and retained the following amounts during the years indicated:

                         Paid                   Retained
                         ----                   --------
1983                  $   144,366.34         $           0
1984                      205,670.37                     0
1985                      294,116.77                     0
1986                      927,910.90            212,647.00
1987                    1,252,654.00            417,552.00
1988                      865,747.78            166,145.74
1989                    1,177,652.05            234,260.01
1990                    1,947,039.38            649,013.13
1991                    4,367,689.27            694,514.74
1992                   10,552,587.71          1,586,321.48
1993                   17,988,629.00          3,903,915.00
1994                   31,557,402.61          3,870,793.99

    PEPCO is paid an amount equal to up to 7.25% of the purchase payments under the Contracts. PEPCO, in turn, pays any distribution organization an amount equal to up to 7.25% of the purchase payments made under the Contracts. In addition, PEPCO may pay such dealers commission, or other fees in respect of Conracts sold by them and remaining outstanding for the qualifying period.


CALCULATION OF YIELD AND RETURN

    Yield of the Money Market Sub-account. As summarized in the Prospectus under the heading "Performance History", the yield of the Money Market Sub-account for a seven-day period (the "base period") will be computed by determining the "net change in value" (calculated as set forth below) of a hypothetical account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of a hypothetical account will include net investment income of the account (accrued daily dividends as declared by the underlying funds, less daily expense charges of the account) for the period, but will not include realized gains or losses or unrealized appreciation or depreciation on the underlying fund shares. A mortality and expense risk charge of 1.25% (approximately 0.40% for mortality and 0.85% for expense) and a daily administrative fee of 0.125% are reflected.

    The Money Market Sub-account yield and effective yield will vary in response to fluctuations in interest rates and in the expenses of the Sub-account.

    The current yield and effective yield reflect recurring charges at the Account level, including the maximum annual administrative fee.

    At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

    The method of calculating yields described above for the Money Market Sub-account differs from the method used by the Sub-account prior to May 1, 1988. The denominator of the fraction used to calculate yield was prior, to May 1, 1988, the average unit value for the period calculated. That denominator was thereafter the unit value of the Sub-account on the last trading day of the period calculated.

    Calculation of Total Return. As summarized in the Prospectus under the heading "Performance History", total return is a measure of the change in value of an investment in a Sub-account over the period covered and is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value according to a formula. The formula for total return used herein includes four steps: (1) assuming a hypothetical $1,000 initial investment in the Sub-account; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of units owned at the end of the period by the unit value per unit on the last trading day of the period; (3) assuming redemption at the end of the period and deducting any recurring fees and any applicable contingent deferred sales charge and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment. Total return will be calculated for one year, five years and ten years or some other relevant periods if a Sub-account has not been in existence for at least ten years.

Performance Comparisons:

    Yield and Total Return. Each Sub-account may from time to time include its yield and total return in advertisements or information furnished to present or prospective Contract Owners. Each Sub-account may from time to time include in advertisements containing total return (and yield in the case of certain Sub-accounts) the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services as having the same investment objectives.

    The total return and yield may also be used to compare the performance of the Sub-accounts against certain widely acknowledged outside standards or indices for stock and bond market performance. The Standard & Poor's Composite Index of 500 Stocks (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange.

    The manner in which total return and yield will be calculated is described in the prospectus.

CALCULATION OF ANNUITY PAYMENTS

Variable Annuity Payments

    Unless an alternative annuity payment option is elected on or before the Contract Maturity Date, the Accumulation Value of the Contract on the Maturity Date will automatically be applied to provide a Variable Payment Life Annuity with Ten Year Period Certain based on the Annuitant's life under annuity payment Option I as described in the Prospectus. Any annuity payments falling due after the Annuitant's death during the period certain will be paid to the Beneficiary.

    If the amount to be applied on the Maturity Date is less than $2,000 or would result in monthly payments of less than $20, PHL Variable Insurance Company shall have the right to pay such amount in one lump sum in lieu of providing the annuity payments. PHL Variable Insurance Company will also have the right to change the annuity payment frequency to annually if the monthly annuity payment would otherwise be less than $20.

    Under the Variable Payment Life Annuity with Ten Year Period Certain (payment Option I), the first monthly income payment is due on the Maturity Date. Thereafter, payments are due on the same day of the month as the first payment was due, or if such date does not fall within a particular month, then the future payment is due on the first Valuation Date to occur in the follow-ing month. Payments will continue during the lifetime of the Annuitant, or, if later, until the end of the Ten Year Period Certain starting with the date the first payment is due.

    The Variable Income Table below shows the minimum amount of the first monthly payment for each $1,000 of Accumulation Value applied. The minimum first payments shown are based on the 1983 table, an annuity table projected to the year 2040 with Projection Scale G, and with Projection Scale G thereafter, and an effective assumed investment return of 4%. The actual payments will be based on the monthly payment rate PHL Variable Insurance Company is using when the first payment is due. They will not be less than those shown in the Variable Income Table.

                             Variable Income Table

    Minimum Monthly Payment Rate for First Payment for Each $1,000 Applied. Based on 4%Assumed Investment Return.

Adjusted Age*           Male           Female
------------            ----           ------
40                      $4.15          $4.02
45                       4.29           4.12
50                       4.40           4.27
55                       4.73           4.46
60                       5.06           4.71
65                       5.51           5.05
70                       6.08           5.52
75                       6.79           6.17
80                       7.65           6.99
85                       8.57           7.98

* Age on birthday nearest due date of the first payment. Monthly payment rates for ages not shown will be furnished on request.

    In determining the amount of the first payment, the amounts held under the Variable Payment Option in each Sub-account are multiplied by the rates PHL Variable Insurance Company is using for the Option on the first Payment Calculation Date. The Payment Calculation Date is the earliest Valuation Date that is not more than 10 days before the due date of the payment. The first payment equals the total of such figures determined for each Sub-account.

    Future payments are measured in Annuity Units and are determined by multiplying the Annuity Units in each Sub-account with assets under the Variable Payment Option by the Annuity Unit Value for each Sub-account on the Payment Calculation Date that applies. The number of Annuity Units in each Sub-account with assets under a Variable Payment Option is equal to the portion of the first payment provided from that Sub-account divided by the Annuity Unit Value for that Sub-account on the first Payment Calculation Date. The payment will equal the sum of such amounts from each Sub-account.

    All Annuity Unit Values in each Sub-account were set at $1.0000000 on the first Valuation Date selected by PHL Variable Insurance Company. The value of an Annuity Unit on any date thereafter is equal to (a) the Net Investment Factor for that Sub-account for the Valuation Period divided by (b) the sum of
1.0000000 and the rate of interest for the number of days in the Valuation Period, based on an effective annual rate of interest equal to the assumed investment return, and multiplied by (c) the corresponding Annuity Unit Value on the preceding Valuation Date. The assumed investment return of 4% per year is the annual interest rate assumed in determining the first payment. The amount of each subsequent payment from each Sub-account will depend on the relationship between the assumed investment return and the actual investment performance of the Sub-account. If a 4% rate would result in a first variable payment larger than that permitted under applicable state law, we will select a lower rate that will comply with such law.

    No partial or full surrenders, withdrawals, transfers or additional premium payments may be made with respect to any assets held under Variable Payment Options I and J. Although no transfers or additional premium payments may be made with respect to assets held under Option K, under this option partial or full surrenders may be made.

Fixed Annuity Payments

    Fixed monthly annuity payments under a Contract are determined by applying the Contract Value to the respective annuity purchase rates on the Maturity Date of a Contract or other date elected for commencement of fixed annuity payments.

    Under a Contract, the amount of the fixed annuity payment is calculated by first multiplying the number of the Sub-accounts' Accumulation Units credited to the Contract on the Maturity Date by the appropriate Unit Value for each Sub-account on the Maturity Date. The dollar value for all Sub-accounts' Accumulation Units is then aggregated, along with the dollar value of any investment in the Guaranteed Interest Account. For each Contract the resulting dollar value is then multiplied by the applicable annuity purchase rate, which reflects the age (and sex for non-tax qualified plans) of the Annuitant specified in the Con-tract for the Fixed Payment Annuity Option selected. This computation determines the amount of PHL Variable Insurance Company's fixed monthly annuity payment to the Annuitant.

    The mortality table used as a basis for the applicable annuity purchase rates is the a-49 Individual Annuity Mortality Table projected to 1985 at Projection Scale B. An interest rate of 33/8% for 5 and 10 year certain periods under Option A, for the 10 year period under Option F and for Option E; an interest rate of 3% for the 20 year certain period under Options A and F; an interest rate of 3% under Option B and D. Under Options G and H the guaranteed interest rate is 3%. More favorable rates may be available on the Maturity Date or other dates elected for commencement of fixed annuity payments.

EXPERTS

    The consolidated financial statements of PHL Variable Insurance Company as of December 31, 1994 and for the periods January 1, 1994 to May 31, 1994 and June 1, 1994 to December 31, 1994, have been examined by Price Waterhouse LLP, independent public accountants, whose reports are set forth herein, and the financial statements have been included upon the authority of said firm as experts in accounting and auditing. The financial statements of Dreyfus Consumer Life Insurance Company at December 31, 1993 and for each of the two years in the period then ended have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing. Price Waterhouse LLP, whose address is One Financial Plaza, Hartford, Connecticut, also provides other accounting and tax-related services as requested by PHL Variable Insurance Company from time to time. Ernst and Young LLP is located at 787 7th Avenue, New York, New York.

    Legal matters involving Federal securities laws in connection with the Contracts have been passed upon by Jorden Burt & Berenson, Washington, D.C.

    Legal matters relating to the validity of the securities being issued have been passed upon by Patricia O. McLaughlin, Counsel, Phoenix Home Life, Hartford, CT

                       PHL VARIABLE ACCUMULATION ACCOUNT

                              Financial Statements

    The Sub-accounts commenced operations as of the date of this Prospectus;
          therefore, data for these Sub-accounts is not yet available.

PHL Variable
Insurance Company
Financial Statements
December 31, 1994

PHL Variable Insurance Company
(a wholly-owned subsidiary of PM Holdings, Inc.)
(formerly Dreyfus Consumer Life Insurance Company)
Table of Contents


                                                                           Page


Reports of Independent Accountants ..................................B-8 - B-10

Balance Sheet .............................................................B-11

Statement of Operations ...................................................B-12

Statement of Changes in Stockholder's Equity...............................B-13

Statement of Cash Flows ...................................................B-14

Notes to Financial Statements  .....................................B-15 - B-18

                         Northeast Insurance Services  Telephone 203 240 2000
                         One Financial Plaza           Facsimile 203 240 2055
                         Hartford, CT 06103

Price Waterhouse LLP [logo]                     Price Waterhouse circle [logo]

                       Report of Independent Accountants

February 15, 1995

To the Board of Directors
 and Stockholder of
 PHL Variable Insurance Company
 (formerly Dreyfus Consumer Life Insurance Company)

In our opinion, the accompanying statements of operations, of changes in stockholder's equity and of cash flows present fairly, in all material respects, the results of operations and cash flows of Dreyfus Consumer Life Insurance Company (Predecessor or the Company), for the period from January 1, 1994 through May 31, 1994 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above. The financial statements of the Dreyfus Consumer Life Insurance Company for the years ended December 31, 1993 and 1992 were audited by other independent accountants whose reports are presented herein.

As discussed in Note 2 to the financial statements, the Company adopted Statement of Financial Accounting Standard No. 115, Accounting for Certain Investments in Debt and Equity Securities, in 1994.

/s/ Price Waterhouse LLP

Offices in Boston, Burlington, Hartford, New York, Providence

                         Northeast Insurance Services  Telephone 203 240 2000
                         One Financial Plaza           Facsimile 203 240 2055
                         Hartford, CT 06103

Price Waterhouse LLP [logo]                     Price Waterhouse circle [logo]

                       Report of Independent Accountants

February 15, 1995

To the Board of Directors
 and Stockholder of
 PHL Variable Insurance Company

In our opinion, the accompanying balance sheet and the related statements of operations, of changes in stockholder's equity and of cash flows present fairly, in all material respects, the financial position of PHL Variable Insurance Company (the Company), formerly Dreyfus Consumer Life Insurance Company, at December 31, 1994 and the results of their operations and their cash flows for the period from June 1, 1994 through December 31, 1994 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

Offices in Boston, Burlington, Hartford, New York, Providence

[logo] ERNST & YOUNG LLP   (box) 787 Seventh Avenue    (box) Phone: 212 773 3000
                                 New York, New York 10019

                       Report of Independent Accountants

Stockholder and Board of Directors
Dreyfus Consumer Life Insurance Company

We have audited the accompanying balance sheet of Dreyfus Consumer Life Insurance Company as of December 31, 1993, and the related statements of operations, changes in stockholders equity, and cash flows for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Dreyfus Consumer Life Insurance Company at December 31, 1993, and the results of its operations and its cash flows for each of the two years in the period then ended in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

January 27, 1994

PHL Variable Insurance Company
(a wholly-owned subsidiary of PM Holdings, Inc.)
(formerly Dreyfus Consumer Life Insurance Company)
Balance Sheet

                                                                                 Successor          Predecessor
                                                                                         December 31,
                                                                                   1994                1993
Assets
   Bonds
      Held to maturity, at amortized cost
       (fair value $6,331,000)                                                                   $     6,271,966
      Available for sale, at fair value
       (amortized cost $9,420,000)                                            $     9,250,723
   Short-term investments, at amortized cost                                                           2,029,041
   Cash and cash equivalents                                                           89,896          1,080,575
                                                                              ---------------    ---------------

   Total cash and invested assets                                                   9,340,619          9,381,582
   Due and accrued investment income                                                  157,863            114,731
   Deferred income tax benefit                                                         55,119
   Goodwill, net of accumulated amortization                                          960,500            255,403
   Other assets                                                                                           10,846
                                                                              ---------------    ---------------
        Total assets                                                          $    10,514,101    $     9,762,562
                                                                              ===============    ===============

Liabilities
   Federal and state income taxes payable                                     $        62,174
   Payable to former affiliate in lieu of taxes                                                  $        99,000
   Payable to former affiliate                                                                            13,304
   Intercompany payable to affiliate                                                  108,108
   Accrued expenses                                                                                       12,845
                                                                              ---------------    ---------------
        Total liabilities                                                             170,282            125,149
                                                                              ---------------    ---------------

Stockholder's Equity
   Common stock, $1 par value,
    2,000,000 shares authorized,
    issued and outstanding                                                          2,000,000          2,000,000
   Additional paid-in capital                                                       8,364,486          4,477,588
   Net unrealized depreciation on investments, net of tax                            (109,725)
   Retained earnings                                                                   89,058          3,159,825
                                                                              ---------------    ---------------
        Total stockholder's equity                                                 10,343,819          9,637,413
                                                                              ---------------    ---------------

        Total liabilities and stockholder's equity                            $    10,514,101    $     9,762,562
                                                                              ===============    ===============

        The accompanying notes are an integral part of these statements.

PHL Variable Insurance Company
(a wholly-owned subsidiary of PM Holdings, Inc.)
(formerly Dreyfus Consumer Life Insurance Company)
Statement of Operations


                                               Successor
                                              Period from       Predecessor
                                             June 1, 1994       Period from
                                                  to          January 1, 1994              Predecessor
                                             December 31,           to                 Year Ended December 31,
                                                 1994          May 31, 1994          1993              1992

Revenues
Net investment income                       $      352,037    $      136,991    $      405,407    $      401,970
Realized investment losses                         (29,100)
                                            --------------    --------------    --------------    --------------

   Total revenues                                  322,937           136,991           405,407           401,970
                                            --------------    --------------    --------------    --------------

Expenses
   General and administrative expenses             108,239            13,147            53,333            64,377
   Amortization of goodwill                         59,500            10,510            25,225            25,225
                                            --------------    --------------    --------------    --------------

   Total expenses                                  167,739            23,657            78,558            89,602
                                            --------------    --------------    --------------    --------------

Income before income taxes                         155,198           113,334           326,849           312,368
   Provision (benefit) for income taxes             66,140           (12,964)           51,000           109,000
                                            --------------    --------------    --------------    --------------

Net income                                  $       89,058    $      126,298    $      275,849    $      203,368
                                            ==============    ==============    ==============    ==============

        The accompanying notes are an integral part of these statements.

PHL Variable Insurance Company
(a wholly-owned subsidiary of PM Holdings, Inc.)
(formerly Dreyfus Consumer Life Insurance Company)
Statement of Changes in Stockholder's Equity


                                                                    Predecessor
                                                            Period from January 1, 1992
                                                                  to May 31, 1994
                                                   Additional                           Net            Total
                                    Common           Paid-in         Retained       Unrealized     Stockholder's
                                     Stock           Capital         Earnings      Depreciation       Equity

Balances at January 1, 1992      $  2,000,000     $  4,477,588     $  2,680,608                   $    9,158,196
Net income                                                              203,368                          203,368
                                 ------------     ------------     ------------    ------------   --------------


Balances at December 31, 1992       2,000,000        4,477,588        2,883,976                        9,361,564
Net income                                                              275,849                          275,849
                                 ------------     ------------     ------------    ------------   --------------


Balances at December 31, 1993       2,000,000        4,477,588        3,159,825                        9,637,413
Adoption of FAS 115                                                    (174,332)                        (174,332)
Net income                                                              126,298                          126,298
                                 ------------     ------------     ------------    ------------   --------------

Balances at May 31, 1994         $  2,000,000     $  4,477,588     $  3,111,791                   $    9,589,379
                                 ============     ============     ============    ============   ==============


                                                                     Successor
                                                             Period from May 31, 1994
                                                               to December 31, 1994
                                                   Additional                           Net            Total
                                    Common           Paid-in         Retained       Unrealized     Stockholder's
                                     Stock           Capital         Earnings      Depreciation       Equity

Balances at May 31, 1994         $  2,000,000     $  4,477,588     $  3,111,791                   $    9,589,379
Acquisition adjustment                               3,886,898       (3,111,791)                         775,107
                                 ------------     ------------     ------------    ------------   --------------

Balances at June 1, 1994            2,000,000        8,364,486                                        10,364,486
Net income                                                               89,058                           89,058
Net unrealized depreciation                                                        $  (109,725)         (109,725)
                                 ------------     ------------     ------------    ------------   --------------


Balances at December 31, 1994    $  2,000,000     $  8,364,486     $     89,058    $  (109,725)   $   10,343,819
                                 ============     ============     ============    ============   ==============


        The accompanying notes are an integral part of these statements.

PHL Variable Insurance Company
(a wholly-owned subsidiary of PM Holdings, Inc.)
(formerly Dreyfus Consumer Life Insurance Company)
Statement of Cash Flows


                                               Successor
                                              Period from       Predecessor
                                             June 1, 1994       Period from
                                                  to          January 1, 1994              Predecessor
                                             December 31,           to                 Year Ended December 31,
                                                 1994          May 31, 1994          1993              1992
Cash Flow from Operating Activities
   Net income                               $       89,058    $      126,298    $      275,849    $      203,368
   Adjustments to reconcile net income
   to net cash provided by (used in)
   operating activities:
     Amortization of premium and
      discount on bonds                                                9,100            (2,423)          184,788
     Realized investment losses                     29,100
     Amortization of goodwill                       59,500            10,510            25,225            25,225
     (Increase) decrease in
       due and accrued investment
       income                                      (67,030)           23,898           (47,721)          115,138
     (Increase) in deferred income
       tax benefit                                 (55,119)
     Decrease (increase) in other assets                              10,846            (1,059)           15,230
     Increase (decrease) in federal and
       state income taxes payable                   62,174                             (67,000)
     (Decrease) increase in payables
       to former affiliate                                          (112,304)           16,779           (26,246)
     Increase in intercompany
       payable to affiliate                        108,108
     Decrease in accrued expenses                                    (12,845)           (1,738)           (1,070)
                                             -------------       -----------    --------------      ------------
   Net cash provided by
     operating activities                          225,791            55,503           197,912           516,433
                                             -------------       -----------    --------------      ------------

Cash Flow from Investing Activities
   Investment purchases                        (44,044,597)       (2,724,420)       (7,887,954)       (8,824,427)
   Proceeds from investment maturities          43,473,572         2,023,472         7,767,645         8,784,757
                                             -------------       -----------    --------------      ------------
   Net cash used in investing activities          (571,025)         (700,948)         (120,309)          (39,670)
                                             -------------       -----------    --------------      ------------

Net (decrease) increase in cash and
   cash equivalents                               (345,234)         (645,445)           77,603           476,763
Cash and cash equivalents at beginning
 of period                                         435,130         1,080,575         1,002,972           526,209
                                             -------------       -----------    --------------      ------------

Cash and cash equivalents at end
   of period                                $       89,896    $      435,130    $    1,080,575    $    1,002,972
                                             =============       ===========    ==============      ============

Supplemental disclosure of cash flow
 information
   Income taxes paid, net of refunds        $       63,725    $       32,403    $      113,500    $      112,500
                                             =============       ===========    ==============      ============

        The accompanying notes are an integral part of these statements.

PHL Variable Insurance Company
(a wholly-owned subsidiary of PM Holdings, Inc.)
(formerly Dreyfus Consumer Life Insurance Company)
Notes to Financial Statements


1.   Operations

     On May 31, 1994, PM Holdings, Inc. (PM Holdings) acquired Dreyfus Consumer Life Insurance Company from The Dreyfus Corporation and renamed the company, PHL Variable Insurance Company (PHL Variable or the Company). PM Holdings has accounted for the acquisition of the Company under the purchase method of accounting. The assets and liabilities of the Company have been recorded at their fair value as of the date of acquisition and goodwill has been pushed-down to the Company from PM Holdings. The Company was incorporated under the laws of Connecticut on April 24, 1981 and has obtained licensing in 36 states and plans to offer variable annuities to the public in 1995. PHL Variable's parent, PM Holdings is a wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company (Phoenix Home
     Life).

     Phoenix Home Life provides services and facilities to the Company and is reimbursed through a cost allocation process. Investment related expenses are allocated to the Company from PM Holdings.

2.   Summary of Significant Accounting Policies

     The significant accounting policies which are used by the Company in the preparation of its financial statements are described below.

     Basis of presentation

     The accompanying financial statements have been prepared in conformity with generally accepted accounting principles. Certain reclassifications have been made to the 1993 and 1992 amounts to conform with the 1994 presentation.

     The financial statements as of December 31, 1994 and for the period from June 1, 1994 through December 31, 1994 are those of PHL Variable Insurance Company (the Successor). The financial statements for the period from January 1, 1994 through May 31, 1994 and the years ended December 31, 1993 and 1992 are those of Dreyfus Consumer Life Insurance Company (the Predecessor) before its business and net assets were acquired by PM Holdings.

     New accounting pronouncements

     In 1994, PHL Variable adopted Statement of Financial Accounting Standard
     (SFAS) No. 115, Accounting for Certain Investments in Debt and Equity Securities. This statement required PHL Variable to segregate its debt securities into three categories: held to maturity, available for sale or trading. All debt securities held by the Company at December 31, 1994 are classified as available for sale and are recorded at their fair value with corresponding changes in fair value recorded through stockholder's equity. The effect of implementing SFAS 115 resulted in a decrease in investment assets and stockholder's equity of $174,332. Such bonds were previously carried at amortized cost.

     Cash and cash equivalents

     Short-term investments with a maturity of three months or less at the time of purchase are reported as cash equivalents.

     Goodwill

     Effective June 1, 1994, goodwill arising from the acquisition of the Company is amortized using the straight-line method over a period of 10 years, the expected period of benefit from the acquisition. Prior to June 1, 1994, goodwill was amortized over a period of 20 years.

     Investments

     At December 31, 1994, investments in bonds are generally available for sale and carried at fair value. At December 31, 1993, investments in bonds were carried at amortized cost and short-term investments were carried at amortized cost, which approximated market value.

     Realized investment gains and losses are determined using the specific identification method.

PHL Variable Insurance Company
(a wholly-owned subsidiary of PM Holdings, Inc.)
(formerly Dreyfus Consumer Life Insurance Company)
Notes to Financial Statements

2.   Summary of Significant Accounting Policies (continued)

     Income taxes

     For the period January 1, 1994 through May 31, 1994 and the years ended December 31, 1993 and 1992, the former Dreyfus Consumer Life Insurance Company (DCLIC) was included in the consolidated federal income tax return filed by The Dreyfus Corporation (the Corporation). All participants in the consolidated federal income tax return were severally liable for the full amount of any taxes payable by the group. In accordance with an income tax apportionment agreement with the Corporation, the provision for DCLIC's federal income tax was computed on a separate return basis.

     PHL Variable is included in a life/nonlife consolidated federal income tax return with Phoenix Home Life and its eligible affiliates for the period June 1, 1994 through December 31, 1994. The Company entered into a federal income tax allocation agreement with PM Holdings, Inc. which requires the Company's tax provision be determined based upon income taxes that would be paid or refunded if the Company filed a separate federal income tax return.

3. Investments

     Additional information pertaining to the Company's investments and realized investment gains and losses follows:

     Bonds

     Bonds classified as available for sale are carried at fair value. Fair value on bonds includes amounts for publicly traded bonds that are based on quoted market prices, where available, or quoted market prices on comparable instruments.

     The gross unrealized (depreciation) as of December 31, 1994 for investments in bonds available for sale (carried at fair value) is set forth below.

                                            Amortized                 Fair
                                              Cost   (Depreciation)   Value
                                                     (in thousands)
     Bonds
       U.S. Treasury bonds and
         obligations of U.S. Government
         corporations and agencies         $  9,247    $   (166)   $  9,081
       Obligations of states and
         political subdivisions
         - non-taxable                          173          (3)        170
                                           --------    --------    --------
           Total bonds                     $  9,420    $   (169)   $  9,251
                                           ========    ========    ========

     The gross unrealized appreciation (depreciation) as of December 31, 1993 for investments in bonds held to maturity (carried at amortized cost) is set forth below.

                                                      Amortized                                        Fair
                                                        Cost            Appreciation (Depreciation)    Value
                                                                              (in thousands)
     Bonds
       U.S. Treasury bonds and
         obligations of U.S. Government
           corporations and agencies                $    5,999    $       44        $       (2)    $     6,041
       Obligations of states and
         political subdivisions                            273            17                               290
                                                    ----------    ----------        ----------     -----------
               Total bonds                          $    6,272    $       61        $       (2)    $     6,331
                                                    ==========    ==========        ==========     ===========

PHL Variable Insurance Company
(a wholly-owned subsidiary of PM Holdings, Inc.)
(formerly Dreyfus Consumer Life Insurance Company)
Notes to Financial Statements

3.   Investments (continued)


     Bonds (continued)

       The fair value and amortized cost basis of bonds at December 31, 1994, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. The bond issuers have the right to prepay obligations in some instances without prepayment penalties.

                                                     Fair         Amortized
                                                     Value          Cost
                                                        (in thousands)


        Due in one year or less                     $   1,519    $   1,523
        Due after one year through five years           7,472        7,632
        Due after five years through ten years            140          143
        Due after ten years                               120          122
                                                    ---------    ---------
                                                    $   9,251    $   9,420
                                                    =========    =========

     Investments in bonds held by various state insurance departments to satisfy statutory requirements at December 31, 1994 and 1993 were $950,000 (at fair value) and $1,265,701 (at amortized cost), respectively.

     Net unrealized appreciation (depreciation) of investments

     Net unrealized depreciation of $168,808 as of December 31, 1994 on investments that are carried at fair value is included as a separate component of stockholder's equity, net of deferred income tax benefits of $59,083. The net unrealized appreciation of $58,808 as of December 31, 1993 on investments that were carried at amortized cost was not recorded in the financial statements.

4.   General and Administrative Expenses

     General and administrative expenses are summarized below.

                                               Successor
                                              Period from       Predecessor
                                             June 1, 1994       Period from
                                                  to          January 1, 1994              Predecessor
                                             December 31,           to                 Year Ended December 31,
                                                 1994          May 31, 1994          1993              1992
     License renewal, filing and
       examination fees                     $       38,857    $       13,147    $       24,835    $       27,384
     Legal, accounting and
       consulting expense                           64,399                              13,742            21,413
     Other, various                                  4,983                              14,756            15,580
                                            --------------    --------------    --------------    --------------
                                            $      108,239    $       13,147    $       53,333    $       64,377
                                            ==============    ==============    ==============    ==============

5.   Goodwill

     Upon acquisition of the Company by PM Holdings on May 31, 1994, the excess purchase price over the fair value of the Company's net assets of $1,020,000 was recorded as goodwill by the Company.

6.   Stockholder's equity

     At December 31, 1994 and 1993, stockholder's equity determined in accordance with statutory accounting practices aggregated $7,477,718 and $9,431,000, respectively. There were no practices not prescribed by the Insurance Department of the State of Connecticut. The Connecticut Insurance Holding Act limits the maximum amount of annual dividends or other distributions available to stockholders of Connecticut insurance companies without prior approval of the Insurance Commissioner. Under current law, the maximum dividend distribution which may be made by the Company during 1995 without prior approval is subject to restrictions relating to statutory surplus.

7.   Income taxes


     For the period from June 1, 1994 through December 31, 1994, the Successor recognized an income tax provision of $66,140. For the period from January 1, 1994 through May 31, 1994 and the years ended December 31, 1993 and 1992, the Predecessor recognized income tax (benefits) provisions of $(12,964), $51,000 and $109,000, respectively. The Company's current income tax liabilities at December 31, 1994 and 1993 were $62,174 and $99,000, respectively. Effective January 1, 1993, the statutory tax rate was increased by the Omnibus Budget Reconciliation Act of 1993 from 34% to 35%.

     The Company's federal tax return is not currently being examined. Management does not believe that there are pending tax matters which will have a material adverse effect on the financial statements.

     At December 31, 1994, the Company has a deferred income tax benefit of $55,119 resulting primarily from unrealized investment losses due to the application of SFAS 115. The Company had no differences between the financial and tax basis of assets and liabilities at December 31, 1993 and hence, there was no provision for deferred income taxes.

     A reconciliation of the effective rate to the statutory rate is as follows:

                                               Successor
                                              Period from       Predecessor
                                             June 1, 1994       Period from
                                                  to          January 1, 1994              Predecessor
                                             December 31,           to                 Year Ended December 31,
                                                 1994          May 31, 1994          1993              1992

     Statutory rate                                  35.0%            35.0%               35.0%            34.0%
       State taxes                                    9.2                                (20.5)
       Amortization of goodwill                                                            2.7              2.9
       Other                                         (1.6)           (46.4)               (1.6)            (2.0)
                                                     ----             ----                ----             ----

       Effective income tax rate                     42.6%           (11.4)%              15.6%            34.9%
                                                     ====             ====                ====             ====


8.   Phoenix Home Life guarantee

     Effective June 20, 1994, Phoenix Home Life guaranteed the net worth of the Company for the period it remains a wholly-owned subsidiary or until such earlier time as: (1) the Company requests a separate rating from the rating agencies; or (2) any of such rating agencies on their own initiative determine that the Company requires a separate rating.